UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235
Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
Practus LLP
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211
Registrant’s telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	September 30
Date of reporting period:	September 30, 2020

Item #1. Reports to Stockholders.

Union Street Partners Value Fund
INDEX

ANNUAL REPORT

For the Year Ended September 30, 2020

Union Street Partners Value Fund

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all Funds held with the Fund complex/your financial intermediary.

Union Street Partners Value Fund

Important Disclosure Statement

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of September 30, 2020 and are subject to change at any time.

Union Street Partners, LLC (“USP”) waived or reimbursed part of the Fund’s total expenses. Had USP not waived or reimbursed expenses of the Fund, the Fund’s performance would have been lower.

ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders

October 28, 2020

Dear Shareholders,

Last year’s market-driving narratives seem trivial as we find ourselves battling a global pandemic that has had a profound impact on our planet’s 7.6 billion inhabitants. To forecast the long-term implications of our current situation seems futile; it is difficult to comprehend the big picture until the current period is firmly in our rearview mirror. Only then can a clear-eyed, fact-based analysis help us learn from the past to be better prepared for the future.

We remain confident that the massive effort put forth by governments and major pharmaceutical companies across the world will be successful in developing a safe and effective vaccine that will ultimately lead us back to some semblance of normalcy. We are pleased with how the majority of companies we own have performed throughout this period. We hope you take comfort in knowing that you own strong businesses that can not only survive a period as dicey as the present but also thrive.

Performance

Name	Total Return
	1-Year	3-Year*	5-Year*
Union Street Partners Value Fund (Advisor)	3.73%	4.90%	8.15%
Russell 1000 Value Index Total Return	-5.03%	2.63%	7.66%
Morningstar Large Cap Value Category	-4.52%	2.55%	7.26%

As of 9/30/2020

*Annualized Returns

Source: Morningstar

Imagine 20 years ago…

In June, Stanford professor Nicholas Bloom estimated that 42 percent of the U.S. labor force—roughly 70 million Americans—was working from home full-time. Twenty years ago, 43 percent of Americans considered themselves Internet users and only 2.5 percent of the population had high-speed broadband. The infrastructure and software simply did not exist to support the virtual workplace. The economic implications of idling workers who are now working from home, even just 50 percent of them, would have made the current economic pain seem mild and the total cost of “flattening the curve” directives dramatically higher.

ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

We are thankful for the technological advancements and infrastructure investments over the course of the last 20 years making the choice for 70 million Americans between staying safe and staying productive not mutually exclusive. It is amazing how seemingly small, incremental progress compounds over the long-term to create a more resilient and flexible economy than at any point in our history.

Election 2020

Elections are emotional by design. Recent estimates project 2020 political ad spend to reach close to $11 billion. The vast majority of that spending is designed to elicit fear and emotion—two enemies of rational decision-making. Keeping politics out of the investment process is a sound rule of thumb if compounding returns over the long term is your primary goal.

Take comfort in knowing that the investment merit and potential of each business we own is not dependent on a certain election outcome. We are confident these businesses will manage successfully regardless of a Republican or Democratic administration. It’s not necessarily a widely held belief here in the Washington, D.C. metro area, but federal politics don’t play as large a roll in the effective functioning of our economy and markets as many politicians would have you believe. We think the chart below does a good job capturing this idea.

New positions

We added several new positions during Fiscal Year 2020 (10/1/2019—9/30/2020). Indiscriminate selling in Q1 and Q2 of 2020 created large disparities between what we thought companies were worth and the price quoted by markets.

ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

We initiated a new position in Boeing following a steep drawdown in price due to pandemic related fears about the future of commercial aviation and the health of airlines. Boeing is a U.S.-based aerospace company with four business segments: Commercial Airplanes; Defense, Space & Security; Global Services; and Boeing Capital. Boeing’s main source of revenue and earnings is the design and manufacture of commercial airplanes in which it competes primarily with Europe-based Airbus. The industry is effectively a duopoly with enormously high barriers to entry and long-term secular growth. We believe the fears surrounding Boeing’s long-term viability were overblown and purchased shares at deep discount to what we believe the business is worth. We’ve owned Boeing in the past and are quite pleased that we were able to bring it back to the portfolio at such a significant discount.

Simon Property is the country’s largest operator of Class A malls and Premium Outlets. They have arguably the strongest retail real-estate portfolio in the world—the best locations and the strongest tenants. We’ve followed the company for quite some time and bought shares at roughly 80 percent below the 2016 high. We expect shares in Simon to trade materially higher once pandemic related fears subside and a vaccine is readily available. In the meantime, we rest easy knowing that Simon’s balance sheet is strong, and the current dividend yield of 8 percent pays us while we wait.

We initiated a new position in FedEx at a price roughly eight times our estimate of forward earnings, a level we consider very inexpensive. The company’s long-term prospects are driven by the rapid growth in domestic and international e-commerce, which should push long-term earnings per share higher at an above average rate. FedEx shares have performed exceptionally well since our initial purchase—we wish our ideas always worked this well this quickly.

We initiated a new position Dollar Tree in Q4 2019 and added to the position in Q2 2020. Dollar Tree operates deep discount stores across the United States and Canada. Over 7,000 stores fly the Dollar Tree banner and roughly 8,200 carry the Family Dollar banner. Prior to Dollar Tree’s acquisition of Family Dollar in 2015, Family Dollar stores became dilapidated due to underinvestment. Since the acquisition, Dollar Tree has dedicated significant capital to renovating existing Family Dollar stores. Renovated Family Dollar stores have demonstrated strong improvements in same store sales growth indicating that these investments in Family Dollar generate strong returns on capital. Longer-term, we believe Dollar Tree is one of the few bright spots in retail. The company has a sizeable opportunity to open new stores funded by strong internal cash flows along with a consistent track record of growing same store sales. We believe Dollar Tree can build out over 10,000 new stores across the United States before saturation,

ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

equating to 10+ years of new store growth. We are pleased to have been able to add such a high-quality business to the portfolio at what we believe is an attractive valuation.

Conclusion

The enormous economic and human toll created by the global pandemic cannot be overstated. The U.S. economy has emerged from the depths of one of the deepest recessions this country has experienced since the Great Depression.

While we are not economists, we do believe that this event will have an enduring impact on the country and economy. Small-business failures are an almost certainty without further assistance from programs like the Paycheck Protection Program. Large companies with deep financial resources will weather the storm and be positioned to gain share once concerns dissipate. While we don’t necessarily think this is good for the health of our economy, it is good for the businesses we own. It’s sad, but it’s true—the industry power of the largest and most efficient operators will likely increase. As a function of our investment process and ownership of large businesses, we believe we are positioned to benefit from further consolidation.

At McGinn Investment Management, we heeded the government’s instructions and began working remotely in late March. Being prepared and making the right technological investments early made the transition to a digital workplace simple. We returned to the office in June and are thankful to report that the team remains in good health and decent spirits. We recognize how fortunate we are to be able to continue to work from the office safely—our spouses appreciate it as well.

We are thankful for the trust and confidence you place in us and do not take the responsibility lightly. Please do not hesitate to contact us with any questions, concerns, or if your financial situation has changed materially since the last time we spoke.

We continue to remain optimistic that America’s future remains brighter than its past. Don’t bet against the U.S.A.

Sincerely,

Bernard F. McGinn, CFA and McCoy Penninger, CFA

McGinn Investment Management, Inc.

1-800-231-3663

ANNUAL REPORT

Union Street Partners Value Fund

COMPARISON OF $10,000 INVESTMENT IN UNION STREET PARTNERS VALUE FUND CLASS A SHARES VS. S&P 500® INDEX (unaudited)

$34
$32
$30
$28
$26
$24
$22
$20
$18
$16
$14
$12
$10
$8
$6
In Thousands
$32,669
$19,871
12/29/10
09/30/11
09/30/12
09/30/13
09/30/14
09/30/15
09/30/16
09/30/17
09/30/18
09/30/19
09/30/20

Performance figures include deduction of maximum applicable sales charges

Class A - with load
S&P 500® Index

	Total Return	Average Annual Return
	One Year Ended 9/30/20	Five Years Ended 9/30/20	Since Inception 12/29/10 to 9/30/20	Since Inception 4/14/11 to 9/30/20	Since Inception 4/27/16 to 9/30/20
Union Street Partners Value Fund - Class A - with load	(2.55%)	6.61%	7.29%	N/A	N/A
Union Street Partners Value Fund - Class A - without load	3.37%	7.88%	7.95%	N/A	N/A
Union Street Partners Value Fund - Class C	2.60%	7.09%	N/A	7.15%	N/A
Union Street Partners Value Fund - Advisor Class	3.73%	N/A	N/A	N/A	7.39%
S&P 500® Index	15.15%	14.15%	12.91%	12.75%	13.54%

*Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Past performance is not predictive of future performance.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as reprentative of the equity market in general.

ANNUAL REPORT

Union Street Partners Value Fund

Portfolio CompositionSeptember 30, 2020 (unaudited)

Holdings by Sector/Asset Class	% of Net Assets
Common Stocks:
Computers	30.82%
Banks	19.33%
Medical	15.73%
Retail	10.03%
Industrial	7.87%
Insurance	2.85%
Beverages	2.31%
Real Estate	2.15%
Diversified Manufacturing	2.04%
Oil	1.74%
Preferred Stock:
Government	1.09%
Exchange Traded Funds	2.35%
Money Market Fund	1.64%
99.95%

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Schedule of InvestmentsSeptember 30, 2020

	Shares	Fair Value
COMMON STOCKS – 94.87%

BANKS – 19.33%
Bank of America Corp.	52,350	$1,261,111
Burke & Herbert Bank & Trust Co.	420	680,400
Deutsche Bank AG*	52,000	436,800
The Goldman Sachs Group, Inc.	3,115	626,022
JPMorgan Chase & Co.	25,000	2,406,750
Wells Fargo & Co.	22,200	521,922
		5,933,005

BEVERAGES – 2.31%
Diageo PLC ADR (Sponsored)	5,150	708,949

COMPUTERS – 30.82%
Apple Inc.	34,000	3,937,540
Intel Corp.	26,900	1,392,882
Microsoft Corp.	19,620	4,126,675
		9,457,097

DIVERSIFIED MANUFACTURING – 2.04%
General Electric Co.	100,420	625,617

INDUSTRIAL – 7.87%
The Boeing Co.	7,150	1,181,609
FedEx Corp.	4,900	1,232,448
		2,414,057

INSURANCE – 2.85%
Markel Corp.*	900	876,330

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Schedule of Investments - continuedSeptember 30, 2020

	Shares	Fair Value
MEDICAL – 15.73%
Bausch Health Companies Inc.*	48,000	$745,920
Bayer AG ADR (Sponsored)	36,000	538,200
CVS Health Corp.	22,000	1,284,800
Johnson & Johnson	7,680	1,143,398
Merck & Co., Inc.	13,420	1,113,189
		4,825,507

OIL – 1.74%
Chevron Corp.	7,400	532,800

REAL ESTATE – 2.15%
Simon Property Group, Inc.	10,200	659,736

RETAIL – 10.03%
Dollar Tree, Inc.*	13,700	1,251,358
Target Corp.	11,600	1,826,072
		3,077,430

TOTAL COMMON STOCKS – 94.87%
(Cost: $15,416,381)		29,110,528

PREFERRED STOCKS – 1.09%
GOVERNMENT – 1.09%
Fannie Mae, Series L, 5.125% Perpetual*	5,000	67,750
Fannie Mae, Series M, 4.750% Perpetual*	10,000	136,000
Fannie Mae, Series N, 5.500% Perpetual*	10,000	132,500
		336,250

TOTAL PREFERRED STOCKS – 1.09%
(Cost: $570,039)		336,250

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Schedule of Investments - continuedSeptember 30, 2020

	Shares	Fair Value
EXCHANGE TRADED FUNDS – 2.35%
Energy Select Sector SPDR Fund	24,063	$720,687

TOTAL EXCHANGE TRADED FUNDS – 2.35%
(Cost: $730,763)		720,687

MONEY MARKET FUNDS – 1.64%
Fidelity® Investments Money Market Government Portfolio - Institutional Class 0.01%**	502,426	502,426
(Cost: $502,426)

TOTAL INVESTMENTS – 99.95%
(Cost: $17,219,609)		30,669,891
Other assets, net of liabilities – 0.05%		14,817
NET ASSETS – 100.00%		$30,684,708

*Non-Income producing.

**Effective 7 day yield as of September 30, 2020

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Statement of Assets and Liabilities September 30, 2020

ASSETS
Investments at fair value (cost of $17,219,609) (Note 1)	$30,669,891
Receivable for investments sold	727,854
Receivable for capital stock sold	14,147
Dividends and interest receivable	26,312
Prepaid expenses	12,901
TOTAL ASSETS	31,451,105

LIABILITIES
Payable for investments purchased	745,278
Accrued investment management fees	14,847
Accrued 12b-1 fees	823
Accrued administration, accounting and transfer agent fees	4,893
Other accrued expenses	556
TOTAL LIABILITIES	766,397
NET ASSETS	$30,684,708

Net Assets Consist of:
Paid-in-capital applicable to 1,692,795 no par value shares of beneficial interest outstanding, unlimited shares authorized	$19,340,086
Distributable earnings	11,344,622
Net Assets	$30,684,708

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Net Assets
Class A	$3,073,339
Class C	8,382,236
Advisor Class	19,229,133
Total	$30,684,708
Shares Outstanding
Class A	168,742
Class C	475,878
Advisor Class	1,048,175
Total	1,692,795
Net Asset Value
Class A *	$18.21
Class C	$17.61
Advisor Class	$18.35
Maximum Offering Price Per Share**
Class A	$19.32
Redemption Price***
Class C	$17.43

*Includes a maximum contingent deferred sales charge (“CDSC”) of 1% on the proceeds of certain redemptions made less than 1 year from purchase if those shares were purchased without paying a front-end sales charge.

**Maximum Offering Price per Share including Sales Charge of 5.75%

***Redemption Price per Share including CDSC of 1% on the proceeds redeemed less than 1 year from purchase.

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Statement of OperationsYear ended September 30, 2020

INVESTMENT INCOME
Dividends	$ 680,955
Interest	6,869
Total investment income	687,824

EXPENSES
Investment management fees (Note 2)	306,269
12b-1 fees (Note 2)
Class A	8,081
Class C	88,757
Recordkeeping and administrative services (Note 2)	33,324
Accounting fees (Note 2)	24,018
Custody fees	3,328
Transfer agent fees (Note 2)	11,512
Legal fees	33,426
Audit and tax preparation fees	17,500
Filing and registration fees	26,500
Trustee fees	6,220
Compliance fees	7,300
Shareholder reports	15,211
Shareholder servicing (Note 2)
Class A	602
Class C	3,540
Advisor Class	11,047
Other	16,012
Total expenses	612,647
Fee waivers (Note 2)	(102,346)
Net expenses	510,301
Net investment income (loss)	177,523

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(1,541,872)
Net change in unrealized appreciation (depreciation) of investments	2,363,190
Net realized and unrealized gain (loss) on investments	821,318
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 998,841

Union Street Partners Value Fund

Statements of Changes in Net Assets

See Notes to Financial Statements

ANNUAL REPORT

	Year ended September 30, 2020		Year ended September 30, 2019
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$ 177,523		$ 243,583
Net realized gain (loss) on investments	(1,541,872)		(563,740)
Net change in unrealized appreciation (depreciation) of investments	2,363,190		(1,125,259)
Increase (decrease) in net assets from operations	998,841		(1,445,416)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions
Class A	(66,653)		(73,038)
Class C	(108,244)		(102,542)
Advisor Class	(345,920)		(232,454)
Return of Capital
Class A	(1,303)		—
Class C	(2,117)		—
Advisor Class	(6,764)		—
Decrease in net assets from distributions	(531,001)		(408,034)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Class A	94,335		75,246
Class C	320,845		502,350
Advisor Class	2,817,169		4,843,617
Distributions reinvested
Class A	67,956		73,038
Class C	110,361		102,542
Advisor Class	352,683		232,454
Shares redeemed
Class A	(778,647)		(1,085,092)
Class C	(1,358,946	)(A)	(3,541,117	)(A)
Advisor Class	(1,709,238)		(684,522)
Increase (decrease) in net assets from capital stock transactions	(83,482)		518,516

NET ASSETS
Increase (decrease) during year	384,358		(1,334,934)
Beginning of year	30,300,350		31,635,284
End of year	$ 30,684,708		$30,300,350

(A)Includes redemption fees and/or CDSC fees of:	$ 870		$ 500

[This page intentionally left blank]

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Financial Highlights

See Notes to Financial Statements

ANNUAL REPORT

	Class A
	Years ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.93	$19.18	$16.72	$14.82	$13.75

Investment activities
Net investment income (loss)(1)	0.12	0.17	0.14	0.06	0.10
Net realized and unrealized gain (loss) on investments	0.50	(1.08)	2.49	2.26	1.31
Total from investment activities	0.62	(0.91)	2.63	2.32	1.41
Distributions
Net investment income	(0.27)	(0.19)	(0.02)	(0.08)	(0.08)
Net realized gain	(0.06)	(0.15)	(0.15)	(0.34)	(0.26)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.34)	(0.34)	(0.17)	(0.42)	(0.34)
Net asset value, end of period	$18.21	$17.93	$19.18	$16.72	$14.82

Total Return*	3.37%	(4.41%)	15.86%	15.64%	10.36%
Ratios/Supplemental Data
Ratio to average net assets*
Expenses, gross	1.90%	1.86%	1.83%	1.92%	2.10%
Expenses, net of fee waivers and reimbursements	1.60%	1.60%	1.60%	1.69%	1.75%
Net investment income (loss)	0.66%	0.99%	0.75%	0.37%	0.73%
Portfolio turnover rate	16.75%	13.56%	25.54%	9.03%	19.75%
Net assets, end of period (000’s)	$3,073	$3,604	$4,906	$5,809	$4,827

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

*Total return and ratio to average net assets are for the period indicated and have not been annualized for periods less than one year.

Union Street Partners Value Fund

Selected Per Share Data Throughout Each Period

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Financial Highlights - continued

See Notes to Financial Statements

ANNUAL REPORT

Class C
Years ended September 30,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.36	$18.48	$16.21	$14.42	$13.41

Investment activities
Net investment income (loss)(1)	(0.02)	0.04	—	(A)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	0.48	(1.01)	2.42	2.19	1.28
Total from investment activities	0.46	(0.97)	2.42	2.13	1.27
Distributions
Net investment income	(0.14)	—	(A)	—	(A)	—	(A)	—
Net realized gain	(0.06)	(0.15)	(0.15)	(0.34)	(0.26)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.21)	(0.15)	(0.15)	(0.34)	(0.26)
Redemption fees	—	(A)	—	(A)	—	—	—
Net asset value, end of period	$17.61	$17.36	$18.48	$16.21	$14.42

Total Return*	2.60%	(5.12%)	15.02%	14.78%	9.56%
Ratios/Supplemental Data
Ratio to average net assets*
Expenses, gross	2.67%	2.63%	2.57%	2.69%	2.85%
Expenses, net of fee waivers and reimbursements	2.35%	2.35%	2.35%	2.44%	2.50%
Net investment income (loss)	(0.10%)	0.24%	0.00%	(0.38%)	(0.10%)
Portfolio turnover rate	16.75%	13.56%	25.54%	9.03%	19.75%
Net assets, end of period (000’s)	$8,382	$9,174	$12,988	$11,838	$9,960

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(A)Less than $0.01 per share

*Total return and ratio to average net assets are for the period indicated and have not been annualized for periods less than one year.

Union Street Partners Value Fund

Selected Per Share Data Throughout Each Period

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Financial Highlights - continued

See Notes to Financial Statements

ANNUAL REPORT

	Advisor Class
	Years ended September 30,				Period April 27, 2016^ through September 30, 2016
	2020	2019	2018	2017
Net asset value, beginning of period	$18.03	$19.18	$16.70	$14.85	$14.48

Investment activities
Net investment income (loss)(1)	0.16	0.21	0.18	0.10	0.03
Net realized and unrealized gain (loss) on investments	0.52	(1.06)	2.50	2.25	0.34
Total from investment activities	0.68	(0.85)	2.68	2.35	0.37
Distributions
Net investment income	(0.29)	(0.15)	(0.05)	(0.16)	—
Net realized gain	(0.06)	(0.15)	(0.15)	(0.34)	—
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.36)	(0.30)	(0.20)	(0.50)	—
Net asset value, end of period	$18.35	$18.03	$19.18	$16.70	$14.85

Total Return*	3.73%	(4.19%)	16.16%	15.84%	2.56%
Ratios/Supplemental Data
Ratio to average net assets*
Expenses, gross	1.70%	1.68%	1.63%	1.74%	1.85%
Expenses, net of fee waivers and reimbursements	1.35%	1.35%	1.35%	1.44%	1.50%
Net investment income (loss)	0.89%	1.22%	0.99%	0.62%	0.50%
Portfolio turnover rate	16.75%	13.56%	25.54%	9.03%	19.75%
Net assets, end of period (000’s)	$19,229	$17,523	$13,742	$9,159	$7,699

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

^Commencement of operations

*Total return and ratio to average net assets are for the period indicated and have not been annualized for periods less than one year.

Union Street Partners Value Fund

Selected Per Share Data Throughout Each Period

ANNUAL REPORT

Union Street Partners Value Fund

Notes To Financial Statements September 30, 2020

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Union Street Partners Value Fund (the “Fund”) is a non-diversified series of the World Funds Trust (“WFT” or “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management company. The Trust was organized as a Delaware statutory trust on April 9, 2007 and may issue its shares of beneficial interest in separate series and issue classes of any series or divide shares of any series into two or more classes. The Fund currently offers Class A, Class C, and Advisor Class shares. Class A shares of the Fund commenced operations on December 29, 2010, Class C shares of the Fund commenced operations on April 14, 2011 and the Advisor Class shares of the Fund commenced operations on April 27, 2016.

The Fund’s investment objective is to achieve capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at fair value prices. Investments in securities traded on national securities exchanges are valued at the last reported sale price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Investments in investment companies and money market funds are valued at net asset value per share. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Trust’s Board of Trustees (the “Board”). Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”) and the value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

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Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2020

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$28,430,128	$680,400	$—	$29,110,528
Preferred Stocks	336,250	—	—	336,250
Exchange Traded Funds	720,687	—	—	720,687
Money Market Funds	502,426	—	—	502,426
	$29,989,491	$680,400	$—	$30,669,891

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Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2020

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type and industry.

Warrants

The Fund can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrant and buy the stock. As of September 30, 2020, the Fund did not invest in any warrants or stock purchase rights.

Security Transactions and Income

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount or premiums are accreted or amortized to interest income using the effective interest method. The cost of securities sold is determined generally on a specific identification basis. Distributions from underlying registered investment companies are recorded on the ex-date and reflected as dividend income on the Statement of Operations unless designated as long term capital gain. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are

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Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2020 determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required. The Fund identifies its major tax jurisdiction as U. S. Federal.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense as incurred. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2017.

Reclassification of Capital Accounts

Certain components of net assets are reclassified relating to permanent differences between financial and tax reporting. These reclassifications are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gains for federal income tax purposes and have no effect on net assets or net asset value per share. As of September 30, 2020, such reclassifications increased distributable earnings and decreased paid-in capital by $10,184.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different 12b-1 and shareholder servicing fees. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis as determined by the Board.

The Fund currently offers three classes of shares: Class A, Class C and Advisor Class. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing 12b-1 fees, and shareholder servicing fees. Income, expenses (other than distribution and service fees and shareholder servicing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges,

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Union Street Partners Value Fund

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except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class. Class A shares include a maximum front-end sales charge of 5.75% and a maximum deferred sales charge of 1% on the proceeds of certain redemptions of Class A shares made within 1 year of purchase if those shares were purchased without paying a front-end sales charge. Class A shares may be purchased without a front-end sales charge in amounts of $1,000,000 or more. Class C shares include a maximum deferred sales charge of 1% on the proceeds of Class C shares redeemed within 1 year of purchase. Advisor Class shares are not subject to redemption fees or deferred sales charges.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into the Investment Advisory Agreement (“Investment Advisory”) on behalf of the Fund with Union Street Partners, LLC (“USP”) and USP has entered into an investment sub-advisory agreement (the Sub-Advisory Agreement”) on behalf of the Fund with McGinn Investment Management, Inc. (“McGinn”), USP provides investment advisory services for an annual fee of 1.00% of average daily net assets. USP analyzes economic and market trends, periodically assesses the Fund’s investment policies and recommends changes regarding the policies to the Board where appropriate. USP evaluates the performance of McGinn in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, McGinn is responsible for the day–to–day decision making with respect to the Fund’s investment program. McGinn, with USP’s oversight, manages the investment and reinvestment of the assets on the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the Fund and its agents with records relating to its activities. For its services, McGinn is entitled to receive a sub-advisory fee of 0.50% of average daily net assets. McGinn’s fee for sub-advisory services is paid by USP from the investment advisory fees it receives and not by the Fund. McGinn and USP are affiliated investment advisors. Mr. Bernard F. McGinn, the Fund’s portfolio manager, is a majority shareholder of McGinn and McGinn owns 50% of USP.

USP has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.35% of the average daily net assets of the

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Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2020

Fund. The Adviser may not terminate this expense limitation agreement prior to January 31, 2021. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. For the year ended September 30, 2020, USP earned $306,269 and waived $102,346 in advisory fees. The total amount of recoverable reimbursements as of September 30, 2020 was $263,171 which expires as follows:

Recoverable Reimbursements and Expiration Dates
2021	2022	2023	Total
$71,694	$89,131	$ 102,346	$263,171

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class A and Class C shares may finance activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Fund’s principal underwriter (the “Distributor”). The fee paid to the Distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.25% for Class A share expenses and 1.00% for Class C share expenses. With respect to Class C shares, 0.75% represents 12b-1 distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The Fund has adopted a shareholder services plan. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets of each class attributable to its customers who are shareholders. For the fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in the Fund; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund

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Union Street Partners Value Fund

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or their service providers; (vii) providing sub-accounting with respect to Fund shares beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders.

For the year ended September 30, 2020, the following fees were incurred:

Class	Type of Plan	Fees Incurred
Class A	12b-1	$8,081
Class A	Shareholder Services	602
Class C	12b-1	88,757
Class C	Shareholder Services	3,540
Advisor Class	Shareholder Services	11,047
		$112,027

Commonwealth Fund Services, Inc. (“CFS”) acts as the Fund’s administrator, transfer and dividend disbursing agent and pricing agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the year ended September 30, 2020, CFS received the following fees paid by the Fund to CFS:

Administration	Transfer Agent	Accounting
$ 30,626	$ 9,279	$ 20,833

The amounts reflected on the Statement of Operations for Administration, Transfer Agent and Accounting fees include some out of pocket expenses not paid to CFS.

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. Tina H. Bloom is Assistant Secretary of the Trust and Partner of Practus LLP. Officers and/or directors of CFS, Mr. Lively and Ms. Bloom receive no special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 – INVESTMENT TRANSACTIONS

The costs of purchases and proceeds from the sales of securities excluding short-term investments for the year ended September 30, 2020 were as follows:

Purchases	Sales
$ 4,930,185	$ 5,522,914

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Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2020

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended September 30, 2020 and the year ended September 30, 2019 was as follows:

	Year ended September 30, 2020	Year ended September 30, 2019
Distributions paid from:
Ordinary income	$520,817	$156,338
Realized gains	—	251,696
Return of capital	10,184	—
	$531,001	$408,034

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Year ended September 30, 2020
Accumulated undistributed net realized gain	$—
Other accumulated losses	(2,105,660)
Net unrealized appreciation (depreciation) on investments	13,450,282
$11,344,622

Other accumulated losses relate to capital loss carryforward of $2,105,660. This carryforward may be carried forward indefinitely of which $1,793,835 is considered long-term and $311,825 is considered short-term.

Cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$17,219,609	$14,661,058	$(1,210,776)	$13,450,282

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Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2020

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock transactions were:

Year ended September 30, 2020
	Class A	Class C	Advisor Class
Shares sold	4,993	18,623	153,050
Shares reinvested	3,603	6,007	18,602
Shares redeemed	(40,834)	(77,128)	(95,170)
Net increase (decrease)	(32,238)	(52,498)	76,482

Year ended September 30, 2019
	Class A	Class C	Advisor Class
Shares sold	4,643	30,092	279,770
Shares reinvested	4,764	6,873	15,104
Shares redeemed	(64,234)	(211,535)	(39,668)
Net increase (decrease)	(54,827)	(174,570)	255,206

NOTE 6 – SECTOR RISK

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2020, the Fund had 15.73%, 19.33% and 30.82% of the value of its net assets invested in securities within the Medical, Banks and Computers sector, respectively.

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Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2020

NOTE 7 – RECENT MARKET EVENTS

In early 2020, an outbreak of the novel strain of coronavirus (“COVID-19”) emerged globally. As a result, there have been mandates from federal, state and local authorities resulting in an overall decline in economic activity. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable at this time.

NOTE 8 – SUBSEQUENT EVENTS

On September 22, 2020, the Board of Trustees of the Trust unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of the Mission-Auour Risk-Managed Global Equity Fund (the “Mission-Auour Fund”) in exchange for shares of the Fund. The Agreement requires approval by the shareholders of the Mission-Auour Fund and will be submitted for their consideration at a meeting to be held on or about December 16, 2020.

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as stated above, no additional items require disclosure.

ANNUAL REPORT

Union Street Partners Value Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Union Street Partners Value Fund and
Board of Trustees of World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Union Street Partners Value Fund (the “Fund”), a series of World Funds Trust, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 30, 2020

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, 800-673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (65) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	28	Independent Trustee for the three series of the ETF Opportunities Trust (registered investment company)
Mary Lou H. Ivey (62) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), since 2008.	28	Independent Trustee for the three series of the ETF Opportunities Trust (registered investment company)
Theo H. Pitt, Jr. (84) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	28

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; Starboard Investment Trust for the 17 series of that trust; and ETF Opportunities Trust for the three series of that trust; (all registered investment companies)

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (56) President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration and transfer agency).
Karen M. Shupe (56) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (65) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (51) Secretary	Indefinite, Since November 2013	Attorney, Practus LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
Tina H. Bloom (51) Assistant Secretary	Indefinite, Since November 2018

Attorney, Practus LLP, May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc., November 2017 to May 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC (fund administration and transfer agency) from 2011-2017.

Holly B. Giangiulio (58) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, orate Accounting and HR Manager from 2010 to 2015.
Julian G. Winters (51) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT”. These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov.

PRIVACY NOTICE

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

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World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of their annual report.

ANNUAL REPORT

Union Street Partners Value Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares or deferred sales charges on certain redemptions made within 1 year of purchase of Class A shares and within one year of purchase for Class C shares and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2020, and held for the six months ended September 30, 2020.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six months” to estimate the expenses you paid on your account during this six months.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six months. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

ANNUAL REPORT

Union Street Partners Value Fund

Fund Expenses (unaudited) - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as sales charges (loads) or deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Annualized Expense Ratio	Expenses Paid During Period Ended* (9/30/20)
Class A Actual	$1,000.00	$1,227.92	1.60%	$8.91
Class A Hypothetical**	$1,000.00	$1,017.00	1.60%	$8.07
Class C Actual	$1,000.00	$1,223.61	2.35%	$13.06
Class C Hypothetical**	$1,000.00	$1,013.25	2.35%	$11.83
Advisor Class Actual	$1,000.00	$1,229.89	1.35%	$7.53
Advisor Class Hypothetical**	$1,000.00	$1,018.25	1.35%	$6.81

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 183 days in the most recent fiscal half year divided by 366 days in the current year.

**5% return before expenses

Investment Adviser:

Union Street Partners, LLC
1421 Prince Street, Suite 200
Alexandria, Virginia 22314

Investment Sub-Adviser:

McGinn Investment Management, Inc.
277 South Washington Street, Suite 340
Alexandria, Virginia 22314

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accounting and Fund Administration:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

ITEM 2.	CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $14,500 for 2020 and $14,500 for 2019.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2019.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2020 and $2,500 for 2019. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2020 and $0 for 2019.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant's principal  accountant to the Union Street Partners Value Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)           NA

(c)            0%

(d)           NA

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2020 and $0 for 2019.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by  this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe
Principal Executive Officer
Date: December 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe
Principal Executive Officer
Date: December 7, 2020

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald
Principal Financial Officer
Date: December 7, 2020

* Print the name and title of each signing officer under his or her signature.